Supplement dated May 10, 2018
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2018
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above describes changes to the Franklin Mutual Shares VIP Fund, Class 2 (the “Fund”), available through the variable account options of the variable annuity contracts issued by National Integrity Life Insurance Company. Please retain this supplement for future reference.

Effective immediately, the information regarding the Fund in Appendix F is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
FT Franklin Mutual Shares VIP, Class 2 [29]	0.68%	0.25%	0.03%	N/A	0.96%	N/A	0.96%

(29)
The fund’s management fee has been restated to reflect its reduction effective as of May 1, 2018. Consequently, the fund’s total annual expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus due to a different management fee rate paid in the fund’s most recent fiscal year. If the fund’s management fee had not been restated, the management fee would have been 0.69% and the total annual expenses would have been 0.97%.

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

NI-79-17076-1805    1